SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report                                 December 30, 1998
(Date of earliest event reported)



                             RCM TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-10245                                        95-1480559
(Commission File Number)                                (IRS Employer
                           `                             Identification Number)



2500 McClellan Avenue, Pennsauken, NJ                             08109-4613
(Address of principal executive offices)                          (Zip Code)



                                (609) 486 - 1777
              (Registrant's telephone number, including area code)




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ITEM 5.  Other Events

On December 30, 1997, the Board of Directors approved the extention of the expiration date of the Company's Class C Common Stock Warrants from December 31, 1997 to April 30, 1998. As adjusted by its 1996 reverse stock split, each five
(5) Class C Warrants entitles the registered holder thereof to purchase one (1) share of Common Stock at an exercise price of $15 per share.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               RCM Technologies, Inc.




                                         By:   /S/ Stanton Remer
                                               Stanton Remer
                                               Chief Financial Officer,
                                               Treasurer,  and Director

Date: January 2, 1998




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